UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2012

Date of Report

(Date of earliest event reported)

Rockford Minerals Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34911	26-1434750
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

369 Shuter Street

Toronto, Ontario X5A 1X2

Canada

(Address of principal executive offices)

Registrant's telephone number, including area code:  011-31-630-048-023

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 4, 2012, Mr. Stephen Dewingaerde resigned as a director and as the President of Rockford Minerals Inc. (the “Company”).

Mr. Dewingaerde did not resign as a result of any disagreement with the Company regarding any matter relating to the Company’s operations, policies or practices.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibit 17 – Resignation letter of Stephen Dewingaerde

 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2013

Rockford Minerals Inc.
/s/ Greg Neely
Greg Neely, President, Secretary, Treasurer and Director